SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - JULY 27, 2000
                        (Date of Earliest Event Reported)



                               HS RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



                           COMMISSION FILE NO. 0-18886


        DELAWARE                                       94-303-6864
(State of Incorporation)                 (I.R.S. Employer Identification No.)


ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA              94111
(Address of principal executive offices)                            (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 433-5795


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                                    FORM 8-K

                               HS RESOURCES, INC.

                                  July 27, 2000



ITEM 5. OTHER EVENTS.

      On July 27, 2000, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), issued its second quarter earnings press release. A copy of the earnings press release is attached hereto as Exhibit 99.1. The transcript of the earnings conference call held Thursday, July 27, 2000, as edited by the Company, can be found on the Company's internet site at http//www.hsresources.com. Click on Investor Info and then click on Quarterly Earnings Conference Call to listen to the audio version or click on Transcript to read the transcript.



ITEM 7(c). EXHIBITS FILED.

Exhibit Number    Description
-----------------------------

99.1              Earnings Press Release, dated July 27, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HS RESOURCES, INC.



                                    By:  /S/ JAMES M. PICCONE
                                       ----------------------------------------
                                       James M. Piccone
                                       Vice President



Dated:  August 3, 2000.